SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2007

FOCUS ENHANCEMENTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11860	04-3144936
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1370 Dell Ave., Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On June 11, 2007, the Board of Directors of Focus Enhancements, Inc. (the “Company”) approved a new code of conduct (which meets the requirements of a “code of ethics” as such term is used in Item 406 of Regulation S-K) that applies to the Company’s principal executive officer, principal financial officer and principal accounting officer.  A copy of the Code of Conduct is attached hereto as Exhibit 14.1

Item 7.01. Regulation FD Disclosure

On June 12, 2007, Focus Enhancements, Inc. issued a press release discussing, among other things, second quarter and full year 2007 revenue guidance. The information related to our expected future performance in this press release attached hereto as Exhibit 99.1 are being furnished under Item 7.01 of this Form 8-K and is not deemed filed for purposes of Section 18 of the Exchange Act.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

14.1	Code of Conduct
99.1	Press release dated June 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS ENHANCEMENTS, INC.

Date: June 13, 2007	By:	/s/ Gary Williams
	Name:	Gary Williams
	Title:	EVP of Finance and CFO